                                                                    EXHIBIT 99.2

                            [HEALTHCARE REALTY TRUST LOGO]

                                  NEWS RELEASE

 Contact:    Scott W. Holmes, Senior Vice President and Chief Financial Officer,
             (615) 269-8175


             HEALTHCARE REALTY TRUST ANNOUNCES FIRST QUARTER RESULTS

         NASHVILLE, Tennessee April 29, 2004 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the first quarter that ended March 31, 2004. Revenues for the first quarter totaled $51.7 million, compared with the prior year's $47.0 million. Net income for the period was $17.8 million, or $0.42 per diluted common share, versus $18.6 million, or $0.45 per diluted common share, for the first quarter of 2003.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $29.1 million for the first quarter of 2004, compared with $28.5 million for the same period in 2003. FFO per diluted common share for the first quarter of 2004 totaled $0.69, compared with $0.69 for the first quarter of 2003. A reconciliation of FFO to net income follows.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of March 31, 2004, the Company had investments of approximately $1.7 billion in 228 real estate properties or mortgages, totaling approximately 11.8 million square feet. The Company's portfolio was comprised of six major facility types, located in 30 states. The Company provided property management services to approximately 5.2 million square feet nationwide.

       The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

                                     -MORE-

HR Reports First Quarter Results
Page Two
April 29, 2004

                      HEALTHCARE REALTY TRUST INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                          -------------------------
                                                             2004           2003
                                                          ----------     ----------
Revenues:
  Master lease rental income                              $   23,010     $   22,339
  Property operating income                                   24,764         19,801
  Straight line rent                                             182            620
  Mortgage interest income                                     2,814          2,681
  Interest and other income                                      894          1,580
                                                          ----------     ----------
                                                              51,664         47,021
Expenses:
  General and administrative                                   3,417          2,669
  Property operating expenses                                 10,362          7,661
  Interest                                                     8,973          8,446
  Depreciation                                                11,087         10,128
  Amortization                                                    13             13
                                                          ----------     ----------
                                                              33,852         28,917
                                                          ----------     ----------

Income from continuing operations                             17,812         18,104

Discontinued Operations:
   Operating income from discontinued operations                   0            464
   Gain (loss) on sale of real estate properties                   0              0
                                                          ----------     ----------
                                                                   0            464

                                                          ----------     ----------
Net income                                                $   17,812     $   18,568
                                                          ==========     ==========

Basic earnings per common share:

   Income from continuing operations per common share     $     0.43     $     0.44
                                                          ==========     ==========
   Discontinued operations per common share               $     0.00     $     0.01
                                                          ==========     ==========
   Net income per common share                            $     0.43     $     0.45
                                                          ==========     ==========

Diluted earnings per common share:

   Income from continuing operations per common share     $     0.42     $     0.44
                                                          ==========     ==========
   Discontinued operations per common share               $     0.00     $     0.01
                                                          ==========     ==========
   Net income per common share                            $     0.42     $     0.45
                                                          ==========     ==========

Weighted average common shares outstanding - Basic        41,668,173     40,819,618
                                                          ==========     ==========

Weighted average common shares outstanding - Diluted      42,379,283     41,615,403
                                                          ==========     ==========

                                     -MORE-

HR Reports First Quarter Results
Page Four
April 24, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                   RECONCILIATION OF FUNDS FROM OPERATIONS (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     THREE MONTHS ENDED
                                                                         MARCH 31,
                                                                 -------------------------
                                                                    2004           2003
                                                                 ----------     ----------
Net income (2)                                                   $   17,812     $   18,568

     Net (gain) loss on sale of real estate properties                    0              0
     Real estate depreciation and amortization                       11,282          9,979
                                                                 ----------     ----------
     Total adjustments                                               11,282          9,979
                                                                 ----------     ----------

Funds from operations - Basic  and Diluted                       $   29,094     $   28,547
                                                                 ==========     ==========

Funds from operations per common share - Basic                   $     0.70     $     0.70
                                                                 ==========     ==========

Funds from operations per common share - Diluted                 $     0.69     $     0.69
                                                                 ==========     ==========

Weighted average common shares outstanding - Basic               41,668,173     40,819,618
                                                                 ==========     ==========

Weighted average common shares outstanding - Diluted             42,379,283     41,615,403
                                                                 ==========     ==========


(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

    The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $848 thousand and $692 thousand, respectively, for the three months ended March 31, 2004 and 2003.

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                      -END-